UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 7, 2006
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                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


          Delaware                   0-26272                    59-2705336
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(State or other jurisdiction       (Commission                 IRS Employer
of incorporation)                  File Number)             Identification No.)


2050 Diplomat Drive                 Dallas, TX                    75234
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     (Address of principal executive offices)                   (Zip Code)


Company's telephone number, including area code      (972) 241-4080
                                                  ------------------------------


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     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 4.01   Changes in Registrant's Certifying Accountant

(a)      Previous Independent Registered Public Accounting Firm.
         ------------------------------------------------------

         Natural Health Trends Corp. (the "Company") changed its independent registered public accounting firm as of September 7, 2006 from BDO Seidman, LLP ("BDO") to Lane Gorman Trubitt, L.L.P. ("Lane Gorman"). In July 2006, the Audit Committee of the Company's Board of Directors issued a request for proposals to four (4) independent registered public accounting firms, including BDO. On September 7, 2006, the Audit Committee with the approval of the Company's Board of Directors selected Lane Gorman as its independent registered public accounting firm.

         The reports of BDO on the combined consolidated financial statements of the Company for the Company's fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. However, the opinion did contain an emphasis of a matter.

         During the Company's fiscal years ended December 31, 2005 and 2004, and through September 7, 2006, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company's financial statements for such years.

         There were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K") during the Company's fiscal years ended December 31, 2005 and 2004, and through September 7, 2006, except for the existence of certain previously reported material weaknesses in the Company's internal control over financial reporting which are described below.

         A material weakness is a control deficiency or a combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements will not be prevented or detected. As previously reported and discussed in Item 4, "Controls and Procedures," in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, in connection with BDO's audits of the Company's consolidated financial statements for the fiscal year ended December 31, 2005, the following material weaknesses in our internal control over financial reporting were reported in our 2005 Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on May 8, 2006:

         o We did not maintain an effective control environment because (1) we lack an effective anti-fraud program to detect and prevent fraud, for example, relating to the previous top two executive officers of the Company, Mark Woodburn and Terry LaCore, in terms of (i) conflicts of interests related to executive officers, especially their financial dealings with independent distributors and other vendors, and (ii) proper supervision of the executives conduct separating their executive duties from personal financial interests outside the Company, (2) we failed to perform background checks consistently on personnel being placed into positions of

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                  responsibility, (3) an adequate tone was not set from the top as control measures in place were ignored by the previous top two executives and the importance of controls was not properly emphasized and communicated throughout the Company and (4) we did not effectively address the control deficiencies noted in the fiscal year 2004 external audit;

         o We did not maintain effective monitoring controls over financial reporting because (1) our policies regarding review, supervision and monitoring of our accounting operations throughout the Company were not fully designed, in place, or operating effectively and (2) we do not have an internal audit function;

         o We did not maintain effective control over period-end financial close and reporting because (1) we lacked sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of GAAP commensurate with our financial reporting requirements to prepare, review and approve account reconciliations and supporting schedules, and (2) our legacy accounting systems do not facilitate the appropriate review and approval over the recording of journal entries to ensure the accuracy and completeness of the journal entries recorded;

         o We did not maintain effective controls over the disbursement function since we (1) lacked adequate segregation of duties and (2) lacked appropriate review, approval, and supporting documentation;

         o We did not maintain effective controls over the payroll function since we (1) lacked adequate segregation of duties and (2) lacked appropriate review, approval, and supporting documentation;

         o We did not maintain effective controls over the inventory function since we (1) did not maintain restricted access to the inventory detail schedule used to support the general ledger balances and (2) used the periodic inventory system and performed monthly inventory counts using physical inventory count sheets lacking reviewer documentation;

         o We lacked documentation with respect to certain related party transactions, subsidiary operations and expense reimbursement procedures. In addition, sufficient policies regarding loans to employees and third parties had not been adopted or implemented, and policies related to independent distributor relationships were inadequate;

         o We lacked timely resolution of identified accounting and legal issues, and as a result, did not timely complete period-end financial statements and reporting; and

         o We do not have all material contracts in writing and approved by all parties.

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

         The Audit Committee of the Company's Board of Directors discussed the material weaknesses described above with BDO, and the Company has authorized BDO to respond fully to the inquiries of its successor independent registered public accounting firm, Lane Gorman, concerning the subject matter of the material weaknesses described above.

         The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not BDO agrees with the statements made by the Company set forth above and, if not, stating the respects in which BDO did not agree. The Company provided BDO with a copy of the foregoing disclosures. BDO has furnished a letter addressed to the SEC dated September 12, 2006, a copy of which is attached hereto as Exhibit 16.1.

(b)      New Independent Registered Public Accounting Firm.
         -------------------------------------------------

         On September 7, 2006, the Audit Committee of the Company's Board of Directors engaged Lane Gorman Trubitt, L.L.P. ("Lane Gorman") as the Company's new independent registered public accounting firm. The Company has not consulted with Lane Gorman on any matter described in Item 304(a)(2) of Regulation S-K during the Company's fiscal years ended December 31, 2005 and 2006, and through September 7, 2006.


Item 9.01   Financial Statements and Exhibits

         (d)      Exhibits

         16.1     Letter from BDO Seidman, LLP, dated September 12, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATURAL HEALTH TRENDS CORP.

Date: September 12, 2006
                                       By: /s/ STEPHANIE S. HAYANO
                                           -------------------------------------
                                           Name:  Stephanie S. Hayano
                                           Title: President and Chief Executive
                                                  Officer


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                                  EXHIBIT INDEX


Exhibit                            Description
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16.1         Letter from BDO Seidman, LLP, dated September 12, 2006.



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